UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

COLUMBIA SPORTSWEAR COMPANY

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

COLUMBIA SPORTSWEAR COMPANY

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 21, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: www.proxyvote.com

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Columbia

SportswearCompany

COLUMBIA SPORTSWEAR COMPANY

14375 NW SCIENCE PARK DRIVE PORTLAND, OR 97229

Proxy Materials Available

• Notice and Proxy Statement

• Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of these documents, you must request one.There is NO charge to you for requesting a copy.

Please make your request for a copy as instructed below on or before 5/7/09 to facilitate timely delivery.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

Shareholders may request paper copies of the proxy materials for the 2009 Annual Meeting of Shareholders or for all future meetings.

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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COLUMBIA SPORTSWEAR COMPANY

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on May 21, 2009

The Proxy Statement, Annual Report and other proxy materials are available at: www.proxyvote.com

You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Columbia

SportswearCompany

COLUMBIA SPORTSWEAR COMPANY

14375 NW SCIENCE PARK DRIVE PORTLAND, OR 97229

Proxy Materials Available

• Notice and Proxy Statement

• Annual Report

PROXY MATERIALS - VIEW OR RECEIVE

If you want to receive a paper or e-mail copy of these documents, you must request one.There is NO charge to you for requesting a copy.

Please make your request for a copy as instructed below on or before 5/7/09 to facilitate timely delivery.

HOW TO VIEW MATERIALS VIA THE INTERNET

Have the 12 Digit Control Number (located on the following page) available and visit: www.proxyvote.com

HOW TO REQUEST A COPY OF MATERIALS

Shareholders may request paper copies of the proxy materials for the 2009 Annual Meeting of Shareholders or for all future meetings.

1) BY INTERNET - www.proxyvote.com

2) BY TELEPHONE - 1-800-579-1639

3) BY E-MAIL* - sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

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Meeting Information

Meeting Type: Annual

Meeting Date: 5/21/09

Meeting Time: 3:00 p.m., Pacific Time

For holders as of: 3/23/09

Meeting Location:

Columbia Sportswear Company Headquarters

14375 NW Science Park Drive

Portland, Oregon 97229

Meeting Directions:

For Meeting Directions, Please Call:

(503) 985-4000

How To Vote

Vote In Person

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

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Voting items

The Board of Directors recommends a vote FOR proposal 1

1. To elect directors for the next year;

Nominees:

01) Gertrude Boyle

02) Timothy P. Boyle

03) Sarah A. Bany

04) Murrey R. Albers

05) Stephen E. Babson

06) Andy D. Bryant

07) Edward S. George

08) Walter T. Klenz

09) John W. Stanton

The Board of Directors recommends a vote FOR proposal 2

2. To approve the 1997 Stock Incentive Plan, as amended;

The Board of Directors recommends a vote FOR proposal 3

3. To re-approve the Executive Incentive Compensation Plan;

The Board of Directors recommends a vote FOR proposal 4

4. To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2009; and

5. To act upon any other matters that may properly come before the meeting.

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